OTHER ASSETS (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
OTHER ASSETS
Tax receivables		$ 66,872	$ 8,917
Deferred debt issuance costs		39,470	45,240
Deferred tax assets		21,146
Derivative assets		7,543	6,189
Property and equipment, net		116	151
Prepaid assets		58	53
Other current assets		10,559	10,409
Total other assets	$ 73,960	$ 145,764	$ 70,959